Exhibit 10.4 CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. AMENDMENT NO. 8 TO SECOND AMENDED AND RESTATED SERVICING AGREEMENT This AMENDMENT NO. 8 TO SECOND AMENDED AND RESTATED SERVICING AGREEMENT (this “Amendment”), dated as of August 17, 2020 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and Truist Bank (successor by merger to SunTrust Bank), a North Carolina banking corporation (“Lender”). WITNESSETH: WHEREAS, Servicer, GreenSky Servicing and Lender previously entered into that certain Second Amended and Restated Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LSA”), dated as of December 31, 2016; WHEREAS, Servicer, GreenSky Servicing and Lender desire to amend the LSA to modify certain terms therein; and WHEREAS, pursuant to Section 12.01 of the LSA, Servicer, GreenSky Servicing and Lender agree to amend the LSA pursuant to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows: Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LSA. Section 2. Amendments to the LSA. a. Section 2.01(d) is hereby deleted in its entirety and the following is substituted in lieu thereof: “(d) To the extent consistent with the Servicing Standard and as agent for Lender, and in Lender’s name, Servicer shall have authority to do all things on behalf of Lender in connection with Servicing that are reasonably necessary or desirable. Such authority includes, without limitation, filing chargebacks with the applicable payment card network, enforcing contractual rights to reimbursement or refunds from Program Merchants and Sponsors, and crediting Borrower(s) accounts. Notwithstanding the foregoing, until a Loan is ninety (90) or more calendar days past due, and thereafter until Lender has been compensated for the related Portfolio Credit Loss, Servicer shall not, without the prior written approval of Lender (which approval may be via email and may be for a single Loan or for multiple Loans subject to similar circumstances), (i) modify the material terms of the Loans, including, but not limited to, interest rate and maturity date, (ii) waive Borrower payment delinquencies, (iii) outsource collection of any Loan to a third party, except as permitted in Schedule B or to a Subsidiary of Servicer or (iv) take formal action or institute a Proceeding with respect to a Loan, it being acknowledged that Servicer may, without the prior written approval of Lender, take such actions set forth in (i) and (ii) above with respect to a Loan that is ninety (90) or more calendar days past due after Lender has been compensated for the related Portfolio Credit Loss. For the avoidance of doubt, to the extent legal title of a Loan has been effectively transferred out of Lender’s name pursuant to the terms of this Servicing Agreement, Servicer’s actions with respect to such Loan shall (i) no longer be governed by this Servicing Agreement and (ii) not be restricted. (i) Notwithstanding the generality of the foregoing, for Lender’s benefit, Lender authorizes Servicer to settle all Borrower complaints and disputes on behalf of, and in the name of, Lender, provided that any individual settlement (a) does not involve a total amount (principal, Billed but unpaid interest, finance charges, and fees) of more than $20,000.00 and (b) does not involve a signed release from further liability of the Borrower or admission of liability of Lender or Servicer as agent of Lender. In the event that any such settlement amount would exceed $20,000.00 or require any such release or admission, Servicer will obtain advance settlement authority from Lender. Regardless of settlement amount, all settlement agreements and releases with respect to Loans for which Lender holds legal title shall require the prior written consent of Lender and shall be documented using settlement and release agreements in form and substance satisfactory to Lender. (ii) Servicer and Lender agree that Servicer’s modification of the terms of a Loan, waiver of Borrower payment delinquencies pursuant to this Section 2.01(d) or other settlement shall have no effect upon the treatment of the Outstanding Balance of such Loan as a Portfolio Credit Loss, unless Lender has approved such modification, waiver, or other settlement and Servicer and Lender have agreed that the Outstanding Balance of such Loan will not become a Portfolio Credit Loss as a result of such modification, waiver, or other settlement or the event being addressed by such modification, waiver, or other settlement (which approval and agreement shall be in writing (which may be via email) and may be for a single Loan or applied to multiple Loans subject to similar circumstances).” b. Section 3.01(f)(v) is hereby deleted in its entirety and the following is substituted in lieu thereof: [*****] 2

Section 3. Representations of Servicer, GreenSky Servicing and Lender. Each of Servicer, GreenSky Servicing and Lender hereby represents and warrants to the parties hereto that as of the date hereof each of the representations and warranties contained in the LSA are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date). Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party. Section 5. Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the LSA as of the date hereof. Except as amended by this Amendment, the LSA remains unchanged and in full force and effect. This Amendment shall constitute a transaction document. Section 6. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof. Section 7. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment. Section 8. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns. Section 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. [Signatures appear on following page.] 3

IN WITNESS WHEREOF, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date first mentioned above. GREENSKY, LLC By: /s/ Timothy D. Kaliban Name: Timothy D. Kaliban Title: President GREENSKY SERVICING, LLC By: /s/ Timothy D. Kaliban Name: Timothy D. Kaliban Title: President TRUIST BANK By: /s/ Marie Daniel Name: Marie Daniel Title: Senior Vice President